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                        Supplement dated January 26, 2000
             to the Prospectus dated August 1, 1999, as supplemented
                            through January 18, 2000
                   of Flag Investors Value Builder Fund, Inc.



The following replaces the Example on page 3 of the Fund's prospectus.


Example:

         This Example is intended to help you compare the cost of investing in each class of the Fund with the cost of investing in other mutual funds.

         This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                1 year      3 years      5 years     10 years
                                ------      -------      -------     --------
Class A Shares.............      $658         $886       $1,133       $1,838
Class B Shares.............      $690         $888       $1,211       $1,815
Class C Shares.............      $290         $588       $1,011       $2,205

You would pay the following expenses if you did not redeem your shares:

                                1 year      3 years      5 years     10 years
                                ------      -------      -------     --------
Class A Shares.............      $658         $886       $1,133       $1,838
Class B Shares.............      $190         $588       $1,011       $1,815
Class C Shares.............      $190         $588       $1,011       $2,205


         Federal regulations require that the table above reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all. (Refer to the section on sales charges.) If you hold your shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.












               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE